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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     November 30, 2004
                                                --------------------------------

                            ROCKY SHOES & BOOTS, INC.
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             (Exact name of registrant as specified in its charter)

            Ohio                        0-21026                  31-1364046
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

                39 East Canal Street, Nelsonville, Ohio     45764
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             (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code (740) 753-1951
                                                   -----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

      (d) On November 30, 2004, Rocky Shoes & Boots, Inc. (the "Company") issued a press release regarding the election of J. Patrick Campbell to the Company's Board of Directors. A copy of the Company's press release is furnished as Exhibit 99 to this Form 8-K and is incorporated into this Item 5.02(d) by reference.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  EXHIBITS.

       Exhibit No.                          Description

           99 Press Release, dated November 30, 2004, entitled "Rocky Shoes & Boots, Inc. Announces Election of J. Patrick Campbell to Board of Directors "














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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ROCKY SHOES & BOOTS, INC.


Date:  December 1, 2004                By:   /s/ James E. McDonald
                                           -------------------------------------
                                             James E. McDonald, Vice President
                                             and Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.                           Description

   99 Press Release, dated November 30, 2004, entitled "Rocky Shoes & Boots, Inc. Announces Election of J. Patrick Campbell to Board of Directors"